Date: January 24, 2002


The Board of Directors of
Sense Technologies Inc.
14441 DuPont Ct., Suite 103
Omaha, Nebraska 68144

Re: Subscription Agreement

Gentlemen:

The Undersigned has had several discussions with you regarding Sense Technologies Inc., (the "Company") and as a result thereof, the Undersigned wishes to subscribe for 50,000 shares of the Company's no par value Common Stock. The Undersigned understands that the shares are being offered at $1.03 per share, and accordingly the Undersigned tenders herewith the total purchase price of Fifty-one Thousand Five Hundred Dollars & no/100 ($51,500.00) in exchange for the shares. Dividends paid, if any, on the shares shall be in such amounts and on such dates as the Board of Directors may, declare specifically for such shares.

In connection with the Undersigned's proposed purchase of the shares, the Undersigned represents to you as follows:

1. The shares being acquired by the undersigned are for the Undersigned's own account and not on behalf of any other person.

      initial: ( /s/ initial )
                -------------

2. The shares being acquired, are being acquired, for investment purposes and not for resale or distribution.

      initial: ( /s/ initial )
                -------------

3. Neither the Undersigned or anyone acting on the Undersigned's behalf paid any commission or other remuneration to any person in connection with the execution of this transaction or the purchase of the shares.

      initial: ( /s/ initial )
                -------------

4. The Undersigned has had the opportunity to request and receive sufficient information from the Company to enable the Undersigned, or the Undersigned's advisor, accountant or attorney to fairly evaluate the merits of a proposed investment in the Company.

     The Undersigned has discussed all matters pertinent, concerning the business of the Company, with its management. As a result, the Undersigned is cognizant of the financial condition and operations of the Company, has available full information concerning its affairs and has been able to evaluate the merits and risks of the investment in the shares.

     In this connection the Company has made available documents but not limited to the following:

      a.   Books and Records of the Company

      initial: ( /s/ initial )
                -------------

Specifically:

   The Undersigned has made, or caused to be made, such investigation of the Company, its management, and its operations as the undersigned considers necessary and appropriate to enable the Undersigned to make an informed decision regarding the investment:

   Prior to making the investment, the Undersigned' was presented with and acted upon the opportunity to ask questions and receive answers from the Company and/or other directors and officers of the Company relating to the business and operations of the Company and to obtain any additional information necessary to verify the accuracy of the information made available to the Undersigned;

   Prior to making the investment, the Undersigned made arrangements to conduct an inspection as the Undersigned deemed necessary of the books, records, contracts, instruments and other data relating to the operations of the Company;

   The Undersigned has been provided with the opportunity to inspect and review the corporate minute books, stock book, stock ledger and such other items of the Company's history as the Undersigned has deemed necessary and is therefore satisfied as to the present status and condition of such matters.


      initial: ( /s/ initial )
                -------------

5. The Undersigned's present financial condition is such that it is unlikely that it would be necessary for the Undersigned to dispose of any shares in the reasonable future.

      initial: ( /s/ initial )
                -------------

6. The Undersigned understands that the shares are restricted securities within the meaning of Rule 144 or the General Rules and Regulations under the Securities Act of 1933 (the "Act"). If either Rule 144 or Rule 144(k) is available for the resale of the shares, the Undersigned understands that it may resell the shares only in accordance with its limitation [provided other exemptions under applicable securities laws are unavailable]. The Undersigned consents to the placement of an appropriate restrictive legend on the certificate evidencing the shares of any certificates issued in replacement or exchange thereof initial: ( /s/ initial )
                -------------

7.   The Undersigned understands and agrees.

      a. that the securities being purchased have not been registered under the Act or any state securities laws;

      b. that the Undersigned cannot sell the securities being purchased unless they are registered under the Act and applicable state securities laws or unless exemptions from such registration requirements are available;

      c. that the Undersigned must bear the economic risks of the investment for an indefinite period of time because the securities have not been registered under the Act or any state securities laws:

      d. that the Company is the only entity which may register its securities under the Act and that the Company, has not made any representations to the Undersigned regarding the registration of the securities or compliance with Regulation A or some other exemption under the Act;

      e. that any and all certificates representing the securities, and any securities issued in replacement or exchange therefor, shall bear the following or substantially, equivalent legend, which the Undersigned has read and understands:

         The Securities represented by this certificate have not been registered under the Securities Act of 1933 or the securities act of any State. The securities have been acquired for, investment purposes only and not for redistribution and may not be sold in the absence of an effective registration of them under, the securities act of any State or in the absence of an opinion of counsel acceptable to the Corporation that such registration is not required under such act or acts.

      initial: ( /s/ initial )
                -------------

8. The Company has given the Undersigned the opportunity to ask questions of and to receive answers from persons acting on the Company's behalf concerning the terms and conditions of this offering and the status of the Company, and the Undersigned has also been given the opportunity to obtain any, additional information to the extent the Company possesses the information or can acquire it without unreasonable effort or expense necessary to verify, the accuracy of the information.


      initial: ( /s/ initial )
                -------------

9. The Undersigned understands that the shares are not being registered under the Securities Act of 1933, as amended (the "Act"), on reliance upon exemptions contained in section 4(I), 4(2) and 4(6) of the Act and/or the rules promulgated thereunder, as not involving any, public offering, and the shares are not being registered under any State securities laws. The Undersigned is aware that the Company's reliance on such exemption is predicated in part on the Undersigned's representation and warranty that the Undersigned is acquiring such shares for investment for the Undersigned's account, with no present intention of dividing the Undersigned's participation with others or reselling or otherwise distributing the same, as well as on other representations and warranties made by the Undersigned which are included herein.


      initial: ( /s/ initial )
                -------------

10. The Undersigned understands that other. existing shareholders may have paid a price per share for the Company's stock substantially less than the price being paid by the Undersigned.


      initial: ( /s/ initial )
                -------------

11. The Undersigned is not affiliated with a member of the National Association of Securities Dealers, Inc. (N.A.S.D.).

Yours truly,

/s/ Mark Erwin                               501 East Morehead Street. #3
-------------------------------------      -------------------------------------
Subscriber Signature                       Subscriber Address

Mark Erwin                                 Charlotte, NC  28202
-------------------------------------      -------------------------------------
Subscriber (print) Name                    Subscriber City, State, Zip

x   ###-##-####                            x   704 335-9579
-------------------------------------      -------------------------------------
Subscriber Social Security Number          Subscriber Phone Number

Accepted this 24th day of January, 2002.


/s/ Mark Johnson
-------------------------------------
By:  Mark Johnson -- President